Exhibit 32.1

CERTIFICATION

I, James H. Dennedy, President and Chief Executive Officer of Agilysys, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of the Company for the quarter and period ended September 30, 2013 (the “Report”) fully complies (1) with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2013

By:	/s/ James H. Dennedy
James H. Dennedy
President and Chief Executive Officer